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                                                                  EXHIBIT 10.171



              AMENDMENT TO OPTION AND WHOLESALE PURCHASE AGREEMENT


        This Amendment is executed as of the 23rd day of February, 1998 by and between Eli Lilly and Company ("Lilly") and Ligand Pharmaceuticals Incorporated ("Ligand").

        Whereas, Lilly and Ligand have entered into an Option and Wholesale Purchase Agreement dated as of November 25, 1997 (the "Agreement"), and

        Whereas the parties now desire to amend the Agreement to extend the period of time pursuant to which Ligand may exercise the Ligand Option (as defined in the Agreement).

        Now, therefore, in consideration of the foregoing, the mutual covenants set forth below and other consideration, receipt sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Section 1.1 of the Agreement is hereby amended to read in its entirety as follows: "Until the later of (a) April 27, 1998, or (b) the date which is three (3) business days after the date Ligand delivers to Lilly the notice referred to in Section 1.4 (the "Ligand Option Period"), Ligand shall have the option (the "Ligand Option") to become Lilly's exclusive wholesaler of the Products, subject to the terms and conditions contained in this Agreement.

        2. All other terms and conditions of the Agreement shall remain in full force and effect.

        3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same.

LIGAND PHARMACEUTICALS INC.                     ELI LILLY AND COMPANY



By:  /s/ William L. Respess                     By:    /s/ August M. Watanabe
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     Sr. Vice President,                               August M. Watanabe
     General Counsel, Government Relations             Executive Vice President
                                                       Science and Technology

Date: February 28, 1998                         Date:  February 28, 1998
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